UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Institutional Emerging Markets Bond Fund	June 30, 2011

Highlights

• International bonds overcame significant headwinds and generated good overall returns for the past six months.

• The Institutional International Bond Fund returned 5.85% for the six months ended June 30, 2011, and modestly outpaced its benchmark.

• The Institutional Emerging Markets Bond Fund gained 4.28% during the six months ended June 30, 2011, and modestly lagged its benchmark.

• Developed markets will continue to struggle with burdensome debt issues and sluggish economic growth, but healthy fiscal positions and solid growth should continue to lure investors to emerging market bonds.

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Foreign Bond Funds

Dear Investor

International bonds generated good overall returns in the first half of 2011. Non-U.S. developed markets were pressured heavily by the ongoing European debt crisis and Japanese earthquake disaster but managed to post solid gains thanks to strong first-half performance and a weaker U.S. dollar. Emerging market debt performed well amid robust capital inflows, which also contributed to significant currency appreciation. In this volatile environment, the Institutional International Bond Fund and the Institutional Emerging Markets Bond Fund performed well in absolute terms but posted mixed results versus their respective benchmarks.

Market Environment

Non-U.S. developed market debt managed modest overall gains in local currency terms over the first six months of 2011, but a weaker U.S. dollar versus many currencies added significantly to returns for U.S. investors. The European debt crisis dominated headlines for much of the period, contributing to a flight to quality that benefited more stable government bonds. The situation in Greece began to look increasingly dire, with growing concerns that the crisis would spill over into other peripheral European markets. Although agreements reached after the end of the reporting period alleviated many of the short-term risks arising from Greece’s troubles, problems remain in other peripheral markets. Japanese bonds recovered some of their luster in the latter half of the period after the earthquake/tsunami shocked the economy and markets. Nascent signs of recovery were evident toward the end of the period as data showed improvements in industrial production.

Emerging market debt posted solid gains for the period, outpacing U.S. bonds but lagging non-U.S. developed market debt. Capital inflows remained strong despite a mixed bag of political and economic news as strong fundamentals and rising economic growth offset political and social turmoil in the Middle East and North Africa. Europe’s sovereign debt troubles had a marginal impact on emerging market debt through the period. As the ongoing inflows continued to drive emerging market currency appreciation, Brazil raised a tax on short-term corporate borrowing abroad to 6% in an attempt to slow the rise of the real. Other emerging market central banks continued to carry out dollar purchase programs in an effort to avoid rising exchange rates. Emerging market corporate debt outpaced sovereign debt during the first half of the period but lagged over the last three months.

Institutional International Bond Fund

The Institutional International Bond Fund returned 5.85% for the six months ended June 30, 2011, modestly outpacing the Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index.

Active currency selection aided returns for the period. Our exposure to select Asian and Latin American currencies, including the South Korean won, Singapore dollar, and Mexican peso, were beneficial as these economies remained relatively strong. Overweight allocations to northern and eastern European currencies, such as the Norwegian krone and the Russian ruble, also helped returns as rising oil prices in the first half of the period increased demand for the currencies of these oil-exporting countries. Our position in the Egyptian pound detracted from returns as political unrest forced the Mubarak government from power. Our focus on the British pound versus the euro also detracted as the U.K. economic recovery failed to gain enough momentum for the Bank of England to raise interest rates. We continue to see the best risk/reward opportunities in currencies. Given the uneven recovery across Europe and the ongoing sovereign debt risk, we continue to look for opportunities to diversify away from the euro. We maintain strategic overweight positions in selective Asian currencies, such as the Malaysian ringgit, South Korean won, and Singapore dollar, funded by our underweight exposure to the yen and the euro.

Sector and security selection were also positive. The strong first-quarter performance of our European corporate bonds drove returns, although we gave back some of these gains in June as the European debt crisis intensified. We avoided peripheral European bank bonds, which helped returns as fears of sovereign debt problems spreading to the banking system caused the sector to underperform. Our European securitized debt and government-related sectors rose during the period, but an underweight position versus our benchmark detracted from relative returns. Our overweight stance in European investment-grade corporate bonds continues, and we also favor a smaller position in emerging market sovereign and corporate U.S. dollar-denominated bonds.

Our euro- and U.K. sterling-denominated below investment-grade debt boosted results as fundamentals for the asset class improved over the period, although some gains were given up in June amid heightened risk aversion. An allocation to local currency emerging market bonds was beneficial as high demand drove yields down, but our emerging market corporate bond allocations detracted slightly, especially in the second quarter. We maintain our exposure to European high yield bonds and U.S. dollar-denominated emerging market corporate bonds, as we believe these continue to offer attractive yields.

Country selection and duration positioning detracted from relative performance for the period. Emerging market bonds denominated in local currencies helped returns as yields declined on strong investor demand. An overweight position in core European government bonds and an underweight in troubled peripheral markets also boosted performance. Additionally, our Mexican and South African bonds proved beneficial as benign inflation offered little incentive for central banks to raise interest rates, which could have the effect of hampering bond returns. However, these gains were partially offset by our underweight allocation to Japanese government bonds, which weighed on performance as yields fell amid a flight to quality following the devastating earthquake and tsunami. An underweight allocation to Canadian government bonds also detracted from relative returns. We remain underweight peripheral euro zone sovereign markets, where we see potential for further pressure from economic weakness and ratings downgrades. We are underweight Italy and Spain and have very limited exposure to Portugal, where we hold no government debt.

Institutional Emerging Markets Bond Fund

The Institutional Emerging Markets Bond Fund gained 4.28% during the six months ended June 30, 2011, and modestly underperformed the JPMorgan Emerging Markets Bond Index Global Diversified. Our emerging market corporate exposure benefited returns in the first half of the period, but the gains were largely erased over the second half amid broad risk aversion and the poor performance of the Chinese industrials sector and Kazakhstani banks.

Our non-benchmark corporate allocation ranged from 25% to 30% of the portfolio during the quarter but detracted from relative results as corporate debt came under pressure. Fraud allegations and concerns surrounding corporate governance in select high yield Chinese industrial companies made headlines throughout the period. Although our fundamental research process helped us to avoid many of these troubled issuers, holdings across the sector weakened as the events highlighted the risks involved with investing in less transparent markets. Although the market reaction to these issues may be somewhat exaggerated, the fallout indicates how vital it is for an investment manager to have solid local market knowledge and contact with company management teams. Our position in BTA Bank, the second-largest bank in Kazakhstan, also weighed on performance. Following poor progress on operating improvements announced by the company’s management in June, speculation surged that the bank would be forced to default on its next coupon payment, and the bond’s price fell significantly. However, prices recovered fully after the close of the period when the government announced it would offer state support to the bank. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We increased our allocation to corporate debt during the period as we selectively participated in the quarter’s heavy new supply to broaden our corporate position. We are especially keen on companies that stand to benefit from growing domestic demand from the emerging market consumer, particularly in Brazil, Russia, China, India, and Mexico. In Russia, we continued to add to the private banking sector, which enjoys a strong growth profile given its underpenetrated operating environment. Specifically, we added to our position in Promsvyazbk Bank, the second-largest private sector bank by assets. The company has a better funding position than local peers, and our banking analysts are impressed by the firm’s management.

Local Brazilian debt boosted results. Our local currency-denominated position is focused on inflation-linked debt, which directly benefits from rising inflationary trends in the country. An underweight allocation to the richly valued sovereign debt of several less volatile countries, including China, Poland, and Malaysia, also boosted returns relative to the benchmark as these countries underperformed the broader markets. We continued to reduce our local market allocation during the period, as we anticipate that inflationary pressures in select emerging economies may weaken local bond prices in the near term.

Brazil continues to be our largest absolute allocation and the largest overweight position relative to the benchmark JPMorgan index. Our holdings include external, local, and corporate debt. Brazil has a healthy reserve position and a diverse mix of commodity exports. We continue to find value in the debt of corporations that stand to profit from Brazil’s growing middle class.

The Middle East and Africa region is our largest regional overweight position. This region is home to some of our frontier market positions, such as Iraq, Ghana, and Gabon. Iraq has been a significant overweight in the portfolio for some time and has the potential to become one of the five largest oil producers in the world given its vast oil reserves. We initiated a small position in the Ivory Coast, as the political conflict that left two presidential candidates declaring victory subsided and ended the ongoing violence in the region. The added clarity regarding the future state of the country helped bonds to rally strongly following our purchase; however, our continued underweight stance compared with the index detracted from relative performance.

Outlook

It is likely that sovereign debt problems in Europe will continue to grab investor attention. On a positive note, the euro zone summit in mid-July reduced the near-term uncertainty related to the specific risks of the Greek market. Nonetheless, the recent weakness and volatility of Spanish and Italian assets are disturbing. Additionally, growth is starting to soften in Europe, and there remains a high level of investor caution regarding both political commitment and debt supply in Europe. Not surprisingly, recent indicators suggest economic weakness in peripheral markets, where we continue to expect downgrades for Portugal and Ireland. Inflation remains problematic. Although the European Central Bank raised interest rates soon after our reporting period ended, expectations for further increases have been pared considerably, with only one further hike likely over the next 12 months as policymakers try to control inflation without stifling growth.

Japanese economic growth expectations for 2011 have been revised sharply lower, reflecting the impact from earthquake-related disruptions and a sizable drag from inventories toward the end of last year. We still expect a V-shaped recovery, with growth rebounding strongly in the second half of this year into 2012. Encouragingly, electricity disruptions have been less severe than initially feared, and auto production should recover fully by late summer. However, consumer activity remains anemic. The Bank of Japan increased its loan program to help companies affected by the earthquake and is likely to maintain interest rates close to 0% for the foreseeable future.

Disappointing U.S. economic data should continue over the near term. The impact from temporary disruptions earlier in the year—poor weather, the Japanese tragedy, and higher oil prices—should dissipate over time, allowing for stronger growth in the second half of the year. Nonetheless, we expect labor market gains to be modest, meaning that Federal Reserve monetary policy should remain on hold for longer than previously thought, although there is a risk that the initial tightening could come slightly earlier than the market expects. Importantly, a further round of quantitative easing appears unlikely given incipient inflationary pressures. Risks to our modestly positive outlook include significant deterioration of the European debt situation, a repeat of oil supply and price disruptions, and the effectiveness of U.S. debt reduction efforts.

Strong capital inflows should continue to support emerging market debt. Although it may seem counterintuitive, there are good reasons why interest in the asset class remains high in a period of heightened risk awareness. Credit fundamentals and economic growth rates in emerging markets are generally favorable relative to many highly indebted developed countries. Although developed market debt troubles certainly contribute to risk aversion, they may also drive investors to look at emerging market debt in search of more attractive yields and appreciation potential. To be sure, we expect Europe’s sovereign debt problems to affect risk appetite—and, ultimately, credit spreads for emerging market debt—throughout 2011. Additionally, the potential for a sharp rise in U.S. Treasury yields poses a meaningful risk. However, the favorable long-term fundamentals of emerging market debt coupled with the current paucity of attractive fixed income alternatives should continue to support investor inflows. Near-term weakness stemming from global growth concerns may provide an attractive entry point into sovereign and corporate debt in emerging markets.

Effective security selection will become increasingly important as the international bond market grows in size, complexity, and maturity. We believe that the extended reach of T. Rowe Price’s global credit and equity research platforms, combined with our emphasis on professional collaboration within and across departments, gives our portfolio managers a critical edge in evaluating investment opportunities and risks in the global bond market.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division, portfolio manager of the Institutional International Bond Fund, and chairman of the fund’s Investment Advisory Committee

Michael J. Conelius
Portfolio manager of the Institutional Emerging Markets Bond Fund and chairman of the fund’s Investment Advisory Committee

July 26, 2011

The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds’ investment programs.

Risk of International Bond Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

Glossary

Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Global Diversified: A capitalization-weighted index that tracks U.S. dollar-denominated government bonds of 31 foreign countries.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Foreign Bond Funds

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Emerging Markets Bond Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Emerging Markets Bond Fund
June 30, 2011 (Unaudited)

($000s, except market price)	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Gain (Loss)
SWAPS 0.1%				
Credit Default Swaps, Protection Sold 0.1%				
Egypt 0.0%				
Deutsche Bank, Protection Sold (Relevant Credit: Arab Republic of Egypt, 5.75% 4/29/20, $100.63*), Receive 1.00%, Pay upon credit default, 3/20/16, USD	300	(26)	(36)	10
			(36)	**10**
Supranational 0.1%				
JPMorgan Chase, Protection Sold (Relevant Credit: Dow Jones CDX. EM-15, 5 year Index), Receive 5.00% Pay upon credit default 6/20/13, USD	800	106	105	1
			105	**1**
Ukraine 0.0%				
JPMorgan Chase, Protection Sold (Relevant Credit: Republic of Ukraine 6.58%, 11/21/16, $100.95*), Receive 5.00%, Pay upon credit default 3/20/15, USD	1,000	29	(35)	64
			(35)	**64**
Total Credit Default Swaps, Protection Sold			34	75
Total Swaps			34	75

***Market price at June 30, 2011**

Affiliated Companies
($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/11	Value 12/31/10
T. Rowe Price Reserve Investment Fund, 0.13%	¤	¤	$ 8	$ 7,626	$ 4,167
Totals			$ 8	$ 7,626	$ 4,167

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 7,626
Dividend income	8
Interest income	–
Investment income	$ 8
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Emerging Markets Bond Fund
June 30, 2011 (Unaudited)
($000s, except shares and per share amounts)

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Emerging Markets Bond Fund
(Unaudited)
($000s)

6 Months Ended 6/30/11
Investment Income (Loss)		
Income		
Interest	$	7,455
Dividend		8
Other		24
Total income		7,487
Investment management and administrative expense		679
Net investment income		6,808
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		3,153
Swaps		31
Foreign currency transactions		(944)
Net realized gain		2,240
Change in net unrealized gain (loss)		
Securities		(811)
Swaps		34
Other assets and liabilities denominated in foreign currencies		213
Change in net unrealized loss		(564)
Net realized and unrealized gain		1,676
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**8,484**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Emerging Markets Bond Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Emerging Markets Bond Fund
June 30, 2011 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Emerging Markets Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on November 30, 2006. The fund seeks to provide high income and capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2011:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2011, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2011, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 9% and 13% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of June 30, 2011, the notional amount of protection sold by the fund totaled $2,100,000 (1.0% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2011, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2011, approximately 89% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At June 30, 2011, approximately 56% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all covered OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of June 30, 2011, no collateral was pledged by either the fund or counterparties.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $57,981,000 and $47,369,000, respectively, for the six months ended June 30, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2010 and December 31, 2010, and totaled $423,000.

At June 30, 2011, the cost of investments for federal income tax purposes was $186,463,000. Net unrealized gain aggregated $14,568,000 at period-end, of which $16,190,000 related to appreciated investments and $1,622,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.70% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At June 30, 2011, approximately 78% of the fund’s outstanding shares were held by T. Rowe Price funds.

As of June 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,152,874 shares of the fund, representing 5% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board noted that a restructuring involving the Advisor and certain of its affiliated investment advisors led to a restatement of the fund’s investment advisory contract, effective at the close of business on December 31, 2010. This restructuring, which resulted in T. Rowe Price Associates, Inc., becoming the fund’s new investment advisor, had been determined by the Board at a meeting in October 2010 not to diminish the nature, quality, or level of services provided to the fund or to materially change the manner in which advisory services were to be provided. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one- and three-year and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. The Board noted that, under the Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets and that the Advisor, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were below the median for comparable funds. (For these purposes, the Board assumed the fund’s management fee rate was equal to the single fee less the fund’s operating expenses.) The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract (and the inclusion of an additional breakpoint in the group fee schedule). No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011